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                                                               Exhibit 99.(h)(3)

                                POWER OF ATTORNEY

The undersigned Trustees of State Street Navigator Securities Lending Trust (the "Trust") hereby constitute and appoint Edward J. O'Brien, Cinzia M. Liambo, George O. Martinez, Esq. and Julie Tedesco, Esq., each of them with full powers of substitution, as their true and lawful attorneys-in-fact and agents to execute in their names and on their behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratify and confirm as their own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revoke any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 3rd day of April 2001.


SIGNATURE                           TITLE


/s/Michael Jessee                   Trustee
----------------------
Michael Jessee


/s/Peter Tufano                     Trustee
----------------------
Peter Tufano


/s/George Sullivan, Jr.             Trustee
----------------------
George Sullivan, Jr.


/s/Ralph F. Vitale                  Trustee
----------------------
Ralph F. Vitale


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                                POWER OF ATTORNEY

The undersigned officer of State Street Navigator Securities Lending Trust (the "Trust") hereby constitutes and appoints, Donald A. Gignac, George O. Martinez, Esq. and Julie Tedesco, Esq., each of them with full powers of substitution, as his true and lawful attorneys-in-fact and agents to execute in his name and on his behalf in any and all capacities, the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and the Securities Exchange Act of 1934, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Trust has insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Power of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 3rd day of April 2001.


SIGNATURE                           TITLE


/s/Edward J. O'Brien                President
---------------------------
Edward J. O'Brien